Exhibit 10.1

September 25, 2019

____________________

____________________

____________________

Re:	Waiver and Consent with respect to Warrants

Dear Sirs:

Reference is hereby made to that certain Series B Common Stock Purchase Warrant (as amended prior to the date hereof, the “Warrants”) issued to the investor signatory hereto (“you” or the “Holder”) by CorMedix Inc., a Delaware corporation (the “Company”) on May 3, 2017. Capitalized terms not defined herein shall have the meaning as set forth in the Warrants.

Pursuant to Section 2(a) of the Warrants, we hereby provide you with notice that the Company desires your consent pursuant to Section 3(g) of the Warrants (the “Consent”), to lower the Exercise Price of your Warrants (the “Exercise Price Reduction”) to $4.00 (as adjusted for stock splits, stock dividends, stock combinations, recapitalizations and similar events, the “New Exercise Price”). The effectiveness of the Exercise Price Reduction is subject to the Company’s receipt of your duly executed notice of exercise of the Warrants at the New Exercise Price immediately after the Company’s receipt of your countersigned executed copy of this letter.

Please execute this letter in the signature block below if you agree to the terms set forth above.

The Company shall, on or before 8:30 a.m., New York City time, on the first business day after the effective date of this letter, file a Current Report on Form 8-K with the Securities and Exchange Commission (the “8-K Filing”) disclosing all material terms of the transactions contemplated hereby and attaching the form of this letter as an exhibit thereto. From and after the issuance of the 8-K Filing, the Holder shall not be in possession of any material, nonpublic information received from the Company or any of its Subsidiaries or any of their respective officers, directors, employees, affiliates or agents, that is not disclosed in the 8-K Filing. In addition, effective upon the issuance of the 8-K Filing, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any letter, whether written or oral, between the Company, any of its subsidiaries or any of their respective officers, directors, affiliates, employees or agents, on the one hand, and the Holder or any of its affiliates, on the other hand, shall terminate and be of no further force or effect. The Company understands and confirms that the Holder will rely on the foregoing representations in effecting transactions in securities of the Company.

Concurrently herewith, the Company is separately negotiating, and intends to implement, agreements with the other holders of warrants to purchase Common Stock (the “Other Holders”) that are currently outstanding by entering into agreements (the “Other Agreements”) in the same form as this letter agreement. The obligations of the Holder under this letter agreement are several and not joint with the obligations of any Other Holder, and the Holder shall not be responsible in any way for the performance of the obligations of any Other Holder under any Other Agreement. Nothing contained herein or in any Other Agreement, and no action taken by the Holder pursuant hereto, shall be deemed to constitute the Holder and Other Holders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Holder and Other Holders are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this letter agreement or any Other Agreement and the Company acknowledges that, to the best of its knowledge, the Holder and the Other Holders are not acting in concert or as a group with respect to such obligations or the transactions contemplated by this letter agreement or any Other Agreement. The Company and the Holder confirm that the Holder has independently participated in the negotiation of the transactions contemplated hereby with the advice of its own counsel and advisors. The Holder shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this letter agreement, and it shall not be necessary for any Other Holder to be joined as an additional party in any proceeding for such purpose.

At the request of either party, the other party shall execute, acknowledge and deliver, without further consideration, all such further assignments, conveyances, endorsements, deeds, powers of attorney, consents and other documents and take such other action as may be reasonably requested to consummate the transactions contemplated by this letter agreement.

Any term, provision, covenant, representation, warranty or condition of this letter agreement may be waived, but only by a written instrument signed by the party entitled to the benefits thereof. The failure or delay of any party at any time or times to require performance of any provision hereof or to exercise its rights with respect to any provision hereof shall in no manner operate as a waiver of or affect such party's right at a later time to enforce the same. No waiver by any party of any condition, or of the breach of any term, provision, covenant, representation or warranty contained in this letter agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such condition or breach or waiver of any other condition or of the breach of any other term, provision, covenant, representation or warranty. No modification or amendment of this letter agreement shall be valid and binding unless it be in writing and signed by all parties hereto.

All questions concerning the construction, validity, enforcement and interpretation of this letter agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this letter agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

This letter agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. Neither the Company nor the Holder shall assign this letter agreement or any of their respective rights or obligations hereunder without the prior written consent of the other party.

This letter agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event that any signature is delivered by facsimile transmission or by an e-mail which contains a portable document format (.pdf) file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

If any term, provision, covenant or restriction of this letter agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this letter agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated and the parties shall negotiate in good faith to modify this letter agreement to preserve each party’s anticipated benefits under this letter agreement.

This letter agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

The language used in this letter agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

If you have any questions regarding the foregoing, please feel free to contact the Company’s chief financial officer at (908) 517-9492 or by email to rcook@cormedix.com.

Sincerely,

CORMEDIX INC.

By:
Name: Robert Cook
Title: Chief Financial Officer

As evidenced by the below signature, the Holder hereby agrees to the Consent and Exercise Price Reduction as of this 25th day of September, 2019:

By:
Name:
Title:

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